                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Franklin American Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 PROXY STATEMENT

         Introduction. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin American Corporation, a Tennessee corporation (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on May 21, 1998, at 10:00 AM, at the First Floor, 377 Riverside Drive, Franklin, Tennessee, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed proxy form are first being mailed or given on or about April 25, 1998 to holders of the Company's Common Stock as of April 17, 1998.

         The Company's principal executive offices are located at 377 Riverside Drive, Franklin, Tennessee 37064, and its mailing address is Post Office Box 681389, Franklin, Tennessee 37068-1389.

         All shares represented by properly executed proxies received before the Meeting and not revoked will be voted in accordance with the shareholder's directions specified on the proxy. Unless the shareholder specifies otherwise on his proxy, such shares will be voted in accordance with the recommendations of the Board of Directors by the person named as proxy:

         FOR election as directors of the Company the seven nominees for director, as listed under the caption "ELECTION OF DIRECTORS" herein.

         FOR the approval of the selection by the Board of Directors of Leuty and Heath, CPA'S, as auditors of the Company for fiscal year 1998.

         The proxy will also be voted in the discretion of the person acting thereunder to transact such other business as may properly come before the Meeting and any adjournment thereof. The persons named as proxies in the enclosed form of proxy, John A. Hackney and John M. Jordan were selected by the Board of Directors of the Company.

         The proxy form enclosed is for use at the Meeting if a shareholder is unable to attend or does not desire to vote in person. Any shareholder giving a proxy has the right to revoke it at any time before the proxy is exercised by filing with the Secretary of the Company at the address set forth above a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

RECORD DATE AND VOTING AT THE MEETING.

         The holders of record at the close of business on April 17, 1998, the record date, of Common Stock of the Company will be entitled to one vote per share on each matter submitted to the Meeting. At the close of business on the record date, there were 14,263,746 shares of the Common Stock outstanding. No other voting securities of the Company were outstanding at the close of business on the record date. A majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

         The affirmative vote of a plurality of the total shares represented in person or by proxy at the Meeting and entitled to vote is required for the election of directors and the approval of such other matters as may properly come before the Meeting or any adjournment thereof. Abstentions and broker non-votes on returned proxies and ballots shall be considered present for purposes of determining whether a quorum exists but no vote shall be recorded. Accordingly, abstentions and broker non-votes will have the same effect as voting against a proposal.

ANNUAL REPORT.

         The Company's Annual Report to shareholders for the fiscal year ended December 31, 1997 is being furnished with this Proxy Statement to the holders of record of the Company's Common Stock on April 17, 1998.


                            I. ELECTION OF DIRECTORS

                                    NOMINEES

         A Board of Directors having from 3 to 15 members is permitted by the Bylaws. The seven current directors of the Company have been nominated and have consented to stand for election to the Company's Board of Directors. All seven members of the Board of Directors elected at the Meeting will serve for one year or until their successors are duly elected and qualified.

         It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. Management of the Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxy shall be voted for the election of such other person or persons selected by the current Board of Directors as substitute nominee or nominees.

         The Board of Directors has nominated the following persons to serve as directors of the Company:


                                                                          DIRECTOR
NAME                       AGE         POSITION                            SINCE
----                       ---         --------                           --------
John A. Hackney            48          Chairman, President and              1991
                                       Chief Executive Officer

Gary L. Atnip              46          Director                             1991
                                       Chief Financial Officer

John T. Bible              72          Director                             1985

Judith C. Lowrey           48          Director                             1995
                                       Vice President, Treasurer

William T. Patterson       60          Director                             1991

Jerry D. Poindexter        51          Director                             1996
                                       Vice President

Wade A. Willis             37          Director                             1995
                                       Vice President, Secretary


         Directors serve for a period of one year or until their successors are elected and qualified.

         John A. Hackney became Chairman, President and Chief Executive Officer of the Company in October 1991. From October 1990 to October 1991, Mr. Hackney was a private consultant specializing in the acquisition of financial institutions. Mr. Hackney served as Vice President of Marketing and Operations for Security Information Systems, Brentwood, Tennessee, a financial data processing firm, from March 1988 until October 1990.

         Gary L. Atnip became Chief Financial Officer of the Company in October 1991. Mr. Atnip has been in private practice as a Certified Public Accountant in Nashville and Columbia, Tennessee, since 1981.

         John T. Bible has been the owner of John T. Bible Co., a private real estate firm in Morristown, Tennessee, since 1979. Mr. Bible served as director of National Savings Life Insurance Company, Murfreesboro, Tennessee from 1962 until 1982.

         Judith C. Lowrey became Treasurer of Franklin American Corporation in April, 1995 and has served as a Director since September, 1995. Mrs. Lowrey has been with the Company since 1987.

         William T. Patterson has been President of Stockdale-Malin Funeral Home, Camden, Tennessee, since 1955. Mr. Patterson is a director of the Bank of Camden, Camden, Tennessee.

         Jerry D. Poindexter joined Franklin American Life Insurance Company in 1993 and has served as a Director since May, 1996.

         Wade A. Willis became Secretary in August, 1995 and has served as a Director since September, 1995. Mr. Willis has been with the Company since November, 1989.

                    DESCRIPTION OF THE BOARD AND COMMITTEES.

         During 1997, eleven (11) meetings were held by the Board of Directors. During 1997, each director attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors (if any) on which he served (for the periods during which he served).

         The Board of Directors has no standing audit or nominating committee. The Board of Directors has the following standing committees:

         EXECUTIVE COMMITTEE, composed of Directors Hackney, Atnip, Lowrey, and Willis acts on behalf of the Board between meetings and considers general management problems or matters that affect the Company as a whole. Twelve (12) executive committee meetings were held during 1997.

         INVESTMENT COMMITTEE, composed of Directors Hackney and Atnip, performs functions required by Tennessee insurance law of general supervision, periodic review, and prior approval, where required, of authorized investments and loans made by the Company. Twelve (12) investment committee meetings were held during 1997.

         COMPENSATION COMMITTEE, composed of Directors Atnip and Patterson (Mr. Patterson is not an employee of the Company), reviews the role of the Chief Executive Officer and his performance and develops guidelines for compensation for the executive officers based upon performance and practices in the industry, including bonus allocations, benefits, stock options, and employment contracts. One compensation committee meeting was held during 1997.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that during the fiscal year ending December 31, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company has no "parent" as that term is defined in regulations under the Securities Exchange Act of 1934, as amended, and none of its officers or directors own any equity securities of any of the Company's subsidiaries.

         The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of January 15, 1998 by (i) each director of the Company, (ii) each of the executive officers named under "EXECUTIVE COMPENSATION," (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than ten percent of the outstanding shares of common stock.



                                                   SHARES BENEFICIALLY OWNED
                                                   -------------------------

NAME AND ADDRESS                                 NUMBER (1)             PERCENT
----------------                                 ----------             -------
John A. Hackney                                 11,922,024 (2)           83.6
377 Riverside Drive
Fourth Floor
Franklin, TN 37064

Thunor Trust                                    11,922,024               83.6
5210 Maryland Way, Ste. 202
Brentwood, TN  37027

Gary L. Atnip                                            0                 --
604 North High St.
Columbia, TN 38401

John T. Bible                                      485,942 (3)            3.4
400 West Main Street
Suite 309A
Morristown, TN 37814

Judith C. Lowrey                                     1,100                  *
190 Heathersett Drive
Franklin, TN 37064

William T. Patterson                                28,155 (4)              *
P. O. Box 246
Camden, TN 38320

Jerry D. Poindexter                                      0                 --
1102 Houchin Drive
Franklin, TN  37064


Wade A. Willis                                       2,310                 *
1100 Bryana Drive
Franklin, Tennessee



                                                   SHARES BENEFICIALLY OWNED
                                                   -------------------------

NAME AND ADDRESS                                NUMBER (1)             PERCENT
----------------                                ----------             -------
All Directors/Executive                         12,438,431               87
Officers as a Group (7 persons)

----------------------
*  Less than 1%.

(1) No beneficial owner listed has the right to acquire within 60 days, through options, warrants, rights, conversion privileges or similar obligations, any additional shares of the Company's common stock.

(2) Mr. Hackney, as sole trustee of the Thunor Trust, exercises sole investment and voting control over the shares of common stock owned by Thunor Trust.

(3) Includes 25,000 organizational shares held in escrow which cannot be transferred.

(4)      Includes 1,500 shares owned by Mr. Patterson's wife.

                             EXECUTIVE COMPENSATION

         The following table sets forth summary information concerning compensation paid or accrued by or on behalf of the Company's Chief Executive Officer for fiscal years 1997 and 1996. The Company had no other executive officer whose total annual salary and bonus exceeded $100,000 for fiscal year 1997.

                           SUMMARY COMPENSATION TABLE



                                    Annual Compensation                   Long-Term Compensation
------------------------------------------------------------------------------------------------------------------
                                                                        Awards              Payouts
                                                                        ------              -------
         (a)           (b)        (c)      (d)     (e)            (f)          (g)           (h)          (i)
                                                  Other         Restrict-
                                                  Annual        ed Stock                     LTIP       All Other
Name and Principal              Salary    Bonus   Compen-       Award(s)      Options/      Payouts     Compen-
Position               Year      ($)       ($)    sation($)       ($)         SARs(#)         ($)       sation($)

------------------------------------------------------------------------------------------------------------------
John A. Hackney,       1997     123,876   15,000    0              0            0              0        5,400(a)
CEO


John A. Hackney,       1996     120,923   12,000    0              0            0              0        2,200(a)
CEO




(a) Dollar value of premiums paid by the Company on a $500,000 term life insurance policy and a disability insurance policy for the benefit of Mr. Hackney.

COMPENSATION OF DIRECTORS

         Each member of the Board receives a fee of $200 for each Board meeting attended. Directors are entitled to receive reimbursement of travel expenses incurred in attending Board meetings.


                       III. INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Leuty and Heath, CPA's, Nashville, Tennessee, as independent auditors of the Company and its subsidiaries for the current fiscal year. Shareholder approval of the appointment will be asked at the Meeting. A representative of Leuty and Heath will be present at the Meeting, will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.


                                  OTHER MATTERS

         Management of the Company does not intend to present any other items of business and knows of no other business that is likely to be brought before the Meeting, except those set forth in the Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment.

                            PROPOSAL OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company at its principal executive offices (377 Riverside Drive, Franklin, Tennessee 37064) by December 31, 1998 for inclusion in the Company's proxy materials relating to the meeting. Proposals should be sent by certified mail, return receipt requested.

                              COST OF SOLICITATION

         This solicitation is made on behalf of the Board of Directors. All costs of such solicitation will be paid by the Company. The Company will also, pursuant to regulations of the Securities and Exchange Commission, make arrangements with brokerage houses, custodians, nominees, and other fiduciaries to send proxies and proxy material to their principals and will reimburse them for their reasonable expense in doing so.

                          ANNUAL REPORT ON FORM 10-KSB

         To obtain a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, together with financial statements and schedules, as filed with the Securities and Exchange Commission (available without charge to shareholders), please write to Wade A. Willis, Franklin American Corporation, 4th Floor, 377 Riverside Drive, Franklin, Tennessee 37064, or call (615) 790-0464.

                                            By Order of the Board of Directors,



Franklin, Tennessee                              Wade A. Willis, Secretary
April 25, 1998

                                                                      Appendix A


                          FRANKLIN AMERICAN CORPORATION
                               377 RIVERSIDE DRIVE
                            FRANKLIN, TENNESSEE 37064

                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 21, 1998

         The undersigned hereby appoints JOHN A. HACKNEY and JOHN M. JORDAN, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Common Stock held of record by the undersigned on April 17, 1998, at the Annual Meeting of Shareholders of Franklin American Corporation to be held at First Floor, 377 Riverside Drive, Franklin, Tennessee, at 10:00 a.m. local time, on Thursday, May 21, 1998 and any adjournments thereof.

         Management recommends a vote FOR all nominees.

         1.   Election of Directors:

         [ ]  FOR all nominees, except as marked below.
         [ ]  WITHHOLD vote from all nominees

         John A. Hackney, Gary L. Atnip, John T. Bible, Judith C. Lowrey, William T. Patterson, Jerry D. Poindexter, and Wade A. Willis.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

         2. Approve the selection by the Board of Directors of Leuty & Heath, CPA's, as Auditors for the Company's 1998 Fiscal Year.

                        FOR              AGAINST           ABSTAIN

         3. In their discretion, the proxies are authorized to vote as described in the proxy statement and upon such other business as may properly come before the meeting.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES, AND "FOR" THE SELECTION OF ACCOUNTANTS.

              Dated: __________________, 1998     ___________________________
                                                  Signature


                                                  ____________________________
                                                  Signature if held jointly

         Please sign exactly as the name appears on the Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.